UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/09/2013

Dynavax Technologies Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2929 Seventh Street, Suite 100
Berkeley, CA 94710-2753
(Address of principal executive offices, including zip code)

(510) 848-5100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

Effective July 9, 2013, the Board of Directors of Dynavax Technologies Corporation ("Dynavax" or the "Company") appointed Robert Janssen, M.D. to the position of Chief Medical Officer and Vice President, Clinical Development. Under the terms of his at-will offer letter, Dr. Janssen will be paid an annual salary of $350,000. Dr. Janssen is also eligible to earn annual incentive compensation of up to 50% of his annual salary. On July 9, 2013, the Company granted Dr. Janssen 150,000 restricted stock units with performance based vesting criteria. All compensation offered to Dr. Janssen is subject to applicable tax withholdings.

Dr. Janssen entered into the Company's standard form of a Management Continuity and Severance Agreement. The form of the Management Continuity and Severance Agreement was filed with the Securities and Exchange Commission ("SEC") as Exhibit 10.38 to the Company's Form 10-K, as filed on March 6, 2009, as subsequently amended and filed with the SEC as Exhibit 10.61 to the Company's Form 10-Q, as filed on May 6, 2011 (the "Standard Agreement"). The Standard Agreement for Dr. Janssen provides severance payments and benefits upon an involuntary termination of employment, as well as certain change in control (as defined in the Standard Agreement) benefits.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective July 9, 2013, Dynavax appointed Dr. Janssen as Chief Medical Officer and Vice President, Clinical Development. Dr. Janssen most recently served as Dynavax's Vice President, Medical Affairs since November 2012 and was previously Senior Director, Clinical Development at Dynavax from 2010 through 2012, during which time he was extensively involved with Phase 3 clinical development of HEPLISAVTM and its US and European licensing applications. Prior to joining Dynavax, Dr. Janssen was Vice President, Medical Affairs at Gilead from 2008 to 2010 where he was responsible for oversight of physician and health care provider education focused on HIV and hepatitis B therapies. Until 2008, Dr. Janssen spent 23 years at the US Centers for Disease Control and Prevention ("CDC"), most recently as the Director of the Division of HIV/AIDS Prevention from 2000 to 2008. Dr. Janssen received a Bachelor of Arts degree with Honors in Humanities from Stanford University and his M.D. degree from the University of Southern California.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits
Exhibit No.    Description
99.1             Press Release, dated July 11, 2013, titled "Dynavax Appoints Robert Janssen, M.D. as Chief Medical Officer".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date: July 11, 2013	By:	/s/ Jennifer Lew
Jennifer Lew
Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release, dated July 11, 2013, titled "Dynavax Appoints Robert Janssen, M.D. as Chief Medical Officer".